UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2007

JMG EXPLORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-32438 (Commission File Number)	20-1373949 (IRS Employer Identification No.)

2200, 500–4th Avenue S.W.

Calgary, Alberta Canada T2P 2V6

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (403) 537-3250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On April 9, 2007, JMG Exploration, Inc. (“JMG”) reported that it believes its previously issued audited consolidated financial statements as of and for the year ended December 31, 2005, and its unaudited consolidated financial statements for each of the quarters ended March 31, June 30, and September 30, 2006 would be restated.

On April 3, 2007, JMG was advised by its independent accountant, Hein and Associates, that in its view the calculation of depreciation, depletion and amortization in prior periods was incorrect and that depletion should have been calculated solely with respect to proved reserves and not with respect to proved and probable reserves. Management and the chairman of the audit committee currently believe, in consultation with its current independent registered public accounting firm, that JMG should restate its audited consolidated financial statements as of and for the year ended December 31, 2005, and its unaudited consolidated financial statements for each of the quarters ended March 31, June 30, and September 30, 2006. As the evaluation of the impact of the errors is still in progress, JMG is not able to determine or estimate a range of the final adjustments at this time or if the periods required to be restated will change from those referenced above. The financial statements included in JMG’s Form 10-K for December 31, 2005 and Form 10-Qs filed each of the quarters ended March 31, June 30, and September 30, 2006 should, therefore, not be relied upon as filed. Currently, JMG is not aware of any other matters that would result in additional restatements of its previously issued financial statements. Further information regarding the restatements will be provided as such information becomes available.

JMG’s management, in consultation with the chairman of the audit committee, has discussed these restatements with Hein and Associates, JMG’s current independent registered public accounting firm. The authorized officers have discussed with the independent accountant the matters disclosed in the filing pursuant to Item 4.02(b). This disclosure is being provided to the independent accountant on April 9, 2007, pursuant to Item 4.02(c) and the accountant is requested to furnish a letter to registrant stating whether the independent accountant agrees with the statements made by the Registrant in response to Item 4.02.

JMG’s authorized officers have discussed with Ernst & Young LLP, JMG’s former independent registered public accounting firm, the matters disclosed in this filing.

It is currently anticipated that the restated consolidated financial statements for the year ended December 31, 2005 will be filed with the Securities and Exchange Commission pursuant to a single Form 10-K as of and for the year ended December 31, 2006, and the unaudited consolidated financial statements for each of the quarters will be filed on Forms 10-Q/A as of and for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JMG EXPLORATION, INC. (Registrant)

Dated: April 9, 2007	By: /s/ Joseph W. Skeehan Name: Joseph W. Skeehan Title: Chief Executive Officer